UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):  May 22, 2014

Unico American Corporation

 (Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-3978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

23251 Mulholland Drive
Woodland Hills, California	91364
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)  The Company held its 2014 Annual Meeting of Shareholders on May 22, 2014. The matter voted upon at the meeting was the election of eight (8) directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified;

(b)  The votes cast were as follows:

The Election of the following persons to the Board of Directors:

Nominee	Number of Shares Voted For	Number of Shares Withheld	Number of Shares Abstained
Erwin Cheldin	3,992,804	548,630	31,834
Cary L. Cheldin	3,992,684	548,750	31,834
Lester A. Aaron	3,992,209	549,225	31,834
George C. Gilpatrick	3,994,004	547,430	31,834
Terry L. Kinigstein	3,993,004	548,430	31,834
Samuel J. Sorich	4,540,425	1,009	31,834
Warren D. Orloff	4,541,425	9	31,834
Donald B. Urfrig	4,540,425	1,009	31,834

 There were no broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: May 23, 2014           By:   /s/ Lester A. Aaron

                                             Name:  Lester A. Aaron

                                             Title:    Chief Financial Officer